UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 8, 2022 (December 6, 2022)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CYH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2022, the Board of Directors (the “Board”) of Community Health Systems, Inc. (the “Company”), upon the recommendation of the Compensation Committee of the Board, approved and the Company entered into an amendment (the “Amendment”) to certain equity award agreements previously entered into between the Company and Wayne T. Smith, its Executive Chairman of the Board, in conjunction with the outstanding grants to Mr. Smith of stock options and restricted stock of the Company awarded while he has served as an officer of the Company. In this regard, as previously disclosed in a Current Report on Form 8-K filed on December 2, 2022, Mr. Smith informed the Company that he will retire as Executive Chairman, an officer of the Company, on January 1, 2023. Mr. Smith will continue to serve as the non-executive Chairman of the Board following his retirement as Executive Chairman. Pursuant to the Amendment, Mr. Smith’s previously granted stock options will remain in effect in accordance with the applicable terms of their grants, and he will also continue to vest in previously granted restricted stock of the Company in accordance with the applicable vesting terms and schedules, for so long as he serves as a member of the Board. The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed as Exhibit 10.1 hereto and incorporated into this report by reference.

As a non-management director, Mr. Smith will receive the same standard compensation paid to all of the Company’s non-management directors beginning in 2023, including an annual cash stipend payable in quarterly installments and an annual equity grant. In addition, on December 7, 2022, the Board, upon the recommendation of the Governance and Nominating Committee of the Board, also approved an additional annual cash stipend of $265,000 to be payable to Mr. Smith in quarterly installments in connection with his service as the non-executive Chairman of the Board beginning in 2023.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following items are included as Exhibits to this Form 8-K and incorporated herein by reference:

Exhibit No.	Description

10.1	Amendment of Certain Agreements under the Community Health Systems, Inc. 2009 Stock Option and Award Plan, dated as of December 7, 2022, between Community Health Systems, Inc. and Wayne T. Smith, as Grantee

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2022	COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)

	By:	/s/ Tim L. Hingtgen
Tim L. Hingtgen
Chief Executive Officer and Director (principal executive officer)